SELECTED CONSOLIDATED STATEMENTS OF INCOME DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025		Dec. 31, 2024	Dec. 31, 2023
Income:
Interest on cash equivalents, short-term deposits and restricted cash	$ 3,692		$ 4,350	$ 3,710
Exchange rate differences, net	172		0	0
Other	63		117	46
Total financial income	3,927		4,467	3,756
Expenses:
Interest expenses and associated costs	(6,521)	[1]	(501)	(232)
Exchange rate differences, net	0		(839)	(35)
Bank charges including guarantees	(1,605)		(1,578)	(1,581)
Revaluation of investment in a convertible debt	0		0	(1,401)
Other	(327)		(45)	(398)
Total financial expenses	(8,453)		(2,963)	(3,647)
Total financial income (expenses), net	$ (4,526)		$ 1,504	$ 109

[1]	Includes $1,684 transaction costs associated with the credit facility detailed in Note 19.